UNITED STATES
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First Foundation Inc.
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In connection with its 2023 Annual Meeting of Stockholders, First Foundation Inc. (the “Company”) issued an investor presentation (the “Investor Presentation”) on June 9, 2023. A copy of the Investor Presentation can be found below:

PRIVATE WEALTH MANAGEMENT ● PERSONAL BANKING ● BUSINESS BANKING Our Commitment to Stockholder Value June 2023

Copyright © 2023 First Foundation Inc. All Rights Reserved Forward-Looking Statements and Additional Information 2 Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this presentation are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this presentation and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this presentation to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this presentation or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Important Additional Information First Foundation Inc. (the “Company”), its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.ff-inc.com. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Included with this presentation is a reconciliation of each non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP.

Copyright © 2023 First Foundation Inc. All Rights Reserved Table of Contents 3 Executive Summary Business Overview and Strategy Strong Performance Through 2021 Fed Rate Hikes Impacted Results Corporate Governance Practices Our Well-Qualified Board I II III IV V Driver’s Campaign and Nominee VI

Copyright © 2023 First Foundation Inc. All Rights Reserved Executive Summary 4 From First Foundation’s Nasdaq listing in November 2014 through March 2022, when the Fed began aggressively raising interest rates, First Foundation's stock price outperformed the Russell 2000 Index and the KBW Nasdaq Regional Bank Index, reflecting excellent operating results. Our Board quickly and proactively took decisive action to protect the strength and stability of our business amid the rising rate environment. Our experienced, diverse, and qualified Board is well-suited to continue overseeing the execution of our strategy. We have the proven ability to recruit and retain top-tier directors who can drive value for stockholders. Driver’s candidate lacks the experience and qualifications required of a director of a publicly-traded, highly regulated financial services institution. 1 2 3 4

Copyright © 2023 First Foundation Inc. All Rights Reserved Table of Contents 5 Executive Summary Business Overview and Strategy Strong Performance Through 2021 Fed Rate Hikes Impacted Results Corporate Governance Practices Our Well-Qualified Board I II III IV V Driver’s Campaign and Nominee VI

Copyright © 2023 First Foundation Inc. All Rights Reserved Business Overview (NASDAQ: FFWM) 6 A Multi-Diversified Regional Financial Services Company with a Personal Touch All data as of March 31, 2023. COMPANY NASDAQ: FFWM | Five States: CA, TX, NV, HI, and FL | 31 Branch/Office Locations Bank & Thrift Sm-All Stars Class of 2022 CORE BUSINESS TRUST SERVICES PERSONAL BANKING PRIVATE BANKING BUSINESS BANKING PRIVATE WEALTH MANAGEMENT $5.2 Billion in Assets Under Management $13.6 Billion in Bank Assets $1.3 Billion in Trust Assets Under Advisement $10.7 Billion in Total Loans $10.1 Billion in Total Deposits Complementary Services Scale with a proven business model 2021 Vision List – Outperforming Stock Barron’s Top 100 Independent Advisors

Copyright © 2023 First Foundation Inc. All Rights Reserved History of First Foundation Inc. 7 1990 Founded as one of Orange County, California’s first fee-only investment managers. 2007 First Foundation Bank opened on October 1, with $32 million in capital. 2014 First Foundation publicly lists on NASDAQ Global Stock Market as “FFWM.” 2015 First Foundation enters Hawaii market through acquisition of Pacific Rim Bank. 2017 First Foundation expands into Sacramento, Auburn, and Roseville, California through acquisition of Community 1st Bancorp. 2018 First Foundation expands in Los Angeles with office in Palos Verdes Estates through acquisition of PBB Bancorp. 2021 First Foundation relocates Principal Executive Office to Dallas. First Foundation expands into Florida through acquisition of TGR Financial.

Copyright © 2023 First Foundation Inc. All Rights Reserved Our Strategy First Foundation provides a variety of exceptional financial services to our clients; our core strategy and the fundamentals of our business remain strong. 8 Valuable Business Model • Commercial banking model augmented with wealth management and trust expertise • Organic growth strategy complemented by strategic acquisitions • Valuable client base with cross-promotion opportunities • Strong presence in geographic markets with thriving economies • Technology-centric infrastructure to enhance the client experience and drive efficiency Credit Quality • Conservative credit culture driving superior asset quality • Very low non-performing assets • Low to minimal historical charge-offs • Well capitalized with a strong liquidity position of $1.3B in cash and cash equivalents as of 3/31/23 Financial Performance • Strong and stable revenue from core operations • Recurring non-interest revenue from in-house wealth management and trust operations • Diversified and high-quality loans • Focus on lowering our loan-to-deposit ratio • Prudent expense management • Relatively low percentage of uninsured deposits: ~13% of total1 Leadership and Culture • Experienced and proven management team • Talented workforce with client-centric culture • Significant insider stock ownership aligned with public stockholders’ interests • Proactive management to actively position the Company for long-term stability and success 1) Data as of May 12, 2023

Copyright © 2023 First Foundation Inc. All Rights Reserved Strong Regional Presence • Headquartered in Dallas, TX, FFWM has 31 branch / office locations in five states: CA, FL, TX, NV, and HI. • FFWM’s loan portfolio is primarily concentrated within the branch footprint; 71% of total loans in CA, 10% in FL, 4% in TX, 1% in NV, and <1% in HI.1 • Expansion focused on attractive markets with positive demographic trends and business-friendly environments. Presence in Some of the Fastest Growing MSAs in the Country 9 1) Data as of March 31, 2023

Copyright © 2023 First Foundation Inc. All Rights Reserved Multifamily , $5,333 , 50% Commercial Business(1) , $3,446 , 32% Single Family , $1,009 , CRE 9% Investment , $696 , 7% Land and Construction , $166 , 2% Consumer , $4 , <1% Other(2) , $17 , 0% Loan Portfolio by Asset Class 1Q23 ($ in millions) California $7,552 71% Florida $1,052 10% Texas, $443 , 4% Hawaii, $43 , <1% Nevada, $110 , 1% Other $1,470 14% Loan Portfolio by State 1Q23 ($ in millions) Loan Portfolio Overview $10,670 Total Loans 1Q23 Yield on Originations: 7.40% 1Q23 Yield on Loans: 4.54% 1) Commercial Business asset class includes C&I and Commercial Owner Occupied CRE Loans. 2) Other includes premiums, discounts and deferred fees and expenses on all loans. Note; Data as of March 31, 2023 $10,670 Total Loans Diversification by asset class and geography/state 10

Copyright © 2023 First Foundation Inc. All Rights Reserved Conservative Portfolio of Residential Loans Multifamily Loan Characteristics1 Average Loan Size $3.30 Million Average LTV2 54% Average DSCR3 1.42x % Delinquent 0.00% Single-family Real Estate Loan Characteristics1 Average Loan Size5 $672k Average LTV2 50% Median FICO4 756 % Delinquent 2.26% 1) Data as of March 31, 2023, unless otherwise noted; 2) Loan-to-Value (“LTV”) at time of origination; 3) Debt Service Coverage Ratio (“DSCR”) represents the actual fully amortizing DSCR based on the initial interest rate, loan amount and property’s Net Operating Income (“NOI”) at time of origination; 4) Median FICO based on the lowest median score of the borrowing entities associated with each loan at time of origination. FICO data at time of origination not available on ~6% of portfolio related to loans originated by acquired banks; 5) Excludes zero balance HELOCs. • High credit quality with consistently low LTVs for both multifamily and single-family loans and strong DSCR ratios on multifamily loans. • Conservative underwriting to in-place rents and higher of market or actual vacancy and expenses. • No multifamily charge-offs since FFB’s inception in 2007. • Strong single-family borrower characteristics with high FICO scores and larger loan balances. 11

Copyright © 2023 First Foundation Inc. All Rights Reserved Table of Contents 12 Executive Summary Business Overview and Strategy Strong Performance Through 2021 Fed Rate Hikes Impacted Results Corporate Governance Practices Our Well-Qualified Board I II III IV V Driver’s Campaign and Nominee VI

Copyright © 2023 First Foundation Inc. All Rights Reserved 13 Robust Total Shareholder Return ("TSR") Source: FactSet market data, Company filings; Note: Chart data is cumulative monthly return data 1) Nasdaq listing date of November 3, 2014; Selected peer group can be found in the Company’s definitive proxy statement filed with the SEC on May 15, 2023 Total Shareholder Return (Ending March 31, 2022)1 One-Year Five-Year Since First Foundation Nasdaq Listing First Foundation Inc. (12.6%) 36.4% 174.0% Peer Median (8.1%) 16.1% 86.7% First Foundation Relative to Peer Median (4.5%) +20.3% +87.2% 174.0% 95.2% 57.6% (50.0%) 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% First Foundation Inc. Russell 2000 KBW Nasdaq Regional Banking Index From the date of its Nasdaq listing through March 31, 2022, First Foundation's TSR consistently outperformed the Russell 2000 Index, the KBW Nasdaq Regional Banking Index and proxy peers.1 This reflected strong operating results:

Copyright © 2023 First Foundation Inc. All Rights Reserved $6.33 $8.05 $8.62 $9.46 $10.33 $11.57 $13.44 $14.92 $- $5.00 $10.00 $15.00 $20.00 2014 2015 2016 2017 2018 2019 2020 2021 14 Strong Fundamentals Leading Up to Fed Rate Hikes Source: FactSet market data, Company filings 1) See non-GAAP financial measures 2) Adjusted for 2-1 stock split effective January 2017 Tangible Book Value per Share1 • First Foundation's strong TSR reflected solid fundamental metrics. • The Company has consistently increased tangible book value per share. • From 2014 to 2021, tangible book value per share increased at a 13.0% CAGR.1, 2 • Return on equity steadily improved through year-end 2021. • From 2017 to 2021, return on average tangible common equity increased steadily, topping 15% in 2020 and 2021. Return on Average Tangible Common Equity 9.2% 8.2% 8.6% 8.7% 11.0% 11.9% 15.5% 16.9% 0.0% 5.0% 10.0% 15.0% 20.0% 2014 2015 2016 2017 2018 2019 2020 2021 2 2

Copyright © 2023 First Foundation Inc. All Rights Reserved $1,355 $2,593 $3,975 $4,541 $5,840 $6,314 $6,957 $10,196 $- $4,000 $8,000 $12,000 2014 2015 2016 2017 2018 2019 2020 2021 15 Source: FactSet market data, FDIC data, Company filings Ending Total Assets ($ in mm) • First Foundation generated extremely strong asset growth from its Nasdaq listing through year-end 2021. • The Company maintained excellent credit quality during this period. • First Foundation's ratio of non-performing assets ("NPA") / total assets has remained very low. • First Foundation's NPA / total assets ratio typically has been less than half that of the average bank. NPA/Total Assets Ratio Rapid Asset Growth and Strong Credit Quality 0.11% 0.32% 0.25% 0.31% 0.21% 0.20% 0.30% 0.14% 1.05% 0.86% 0.79% 0.67% 0.56% 0.51% 0.59% 0.42% 0.00% 0.40% 0.80% 1.20% 2014 2015 2016 2017 2018 2019 2020 2021 First Foundation Inc. Total US Bank Average

Copyright © 2023 First Foundation Inc. All Rights Reserved Net Interest Margin Gap vs. Peers Shrank 16 Source: FactSet market data, Company filings 1) Peer group can be found in the Company’s definitive proxy statement filed with the SEC on May 15, 2023 Fiscal Year Net Interest Margin1 • From 2018 through 2021, First Foundation's net interest margin ("NIM") remained relatively consistent. • However, the median NIM of the peer group fell over those three years. • First Foundation's NIM was almost in line with peers for fiscal year 2021. 2.99% 2.87% 3.03% 3.15% 3.85% 3.83% 3.39% 3.22% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2018 2019 2020 2021 First Foundation Inc. Peer Median

Copyright © 2023 First Foundation Inc. All Rights Reserved Operational Efficiency Improved 17 Source: FactSet market data, Company filings 1) See non-GAAP financial measures 2) Peer group can be found in the Company’s definitive proxy statement filed with the SEC on May 15, 2023 • From 2018 through 2021, First Foundation improved its efficiency ratio: non-interest expense / (net interest income + non-interest income).1 • Net interest income + non-interest income rose 34.2% cumulatively over those three years. • Non-interest expense rose just 16.5% over the same time period. • First Foundation became far more efficient than the peer group median by 2021.2 Efficiency Ratio2 63.3% 60.8% 49.3% 47.5% 54.9% 54.7% 54.5% 52.7% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 2018 2019 2020 2021 First Foundation Inc. Peer Median

Copyright © 2023 First Foundation Inc. All Rights Reserved Table of Contents 18 Executive Summary Business Overview and Strategy Strong Performance Through 2021 Fed Rate Hikes Impacted Results Corporate Governance Practices Our Well-Qualified Board I II III IV V Driver’s Campaign and Nominee VI

Copyright © 2023 First Foundation Inc. All Rights Reserved 19 Historically Rapid Fed Interest Rate Hikes • This Fed interest rate tightening cycle is the fastest since 1981. • The Fed has raised the Federal Funds Rate five percentage points in the past 15 months. • This is at least twice the pace of the two previous Fed rate hike cycles. Source: St. Louis Fed Economic Data, Federalreserve.gov, Forbes Advisor 4.25% 2.25% 5.00% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 2004 2015 2022 Federal Funds Rate Cumulative Hikes Months since first rate hike

Copyright © 2023 First Foundation Inc. All Rights Reserved 20 Fed Rate Hikes Have Hurt Stocks, Especially Banks TSR: First Foundation vs. Select Indices (March 31, 2022 – June 5, 2023) Source: FactSet market data, Company filings 1) Peer group can be found in the Company’s definitive proxy statement filed with the SEC on May 15, 2023 TSR: First Foundation vs. Peer Group Median (March 31, 2022 – June 5, 2023) (35.9%) (81.3%) (100.0%) (80.0%) (60.0%) (40.0%) (20.0%) 0.0% Peer Median First Foundation Inc. (11.2%) (29.9%) (81.3%) (100.0%) (80.0%) (60.0%) (40.0%) (20.0%) 0.0% Russell 2000 KBW Nasdaq Regional Banking Index First Foundation, Inc.

Copyright © 2023 First Foundation Inc. All Rights Reserved Timeline Since the First Fed Hike Since early 2022, regional banks have faced a challenging macro-environment 21 1Q22 • The Fed delivered its first interest rate hike since 2018. 2Q22 • U.S. economic growth outlook lowered, and Fed warned of an upcoming recession. 3Q22 • Inflation reached levels not seen in 40 years. 4Q22 • First Foundation observed continued signs of the Fed’s interest rate moves and took proactive steps to mitigate the effects, including twice-weekly liquidity funding strategy meetings. 1Q23 • Silicon Valley Bank failed, marking the 2nd largest failure of a financial institution in U.S. history at the time. • Signature Bank was taken over by regulators, citing a systemic risk to the financial system’s stability. • Regional banks re-evaluated their businesses, especially their deposit bases. • The Fed created the Bank Term Funding Program allowing borrowing at par value and pledging bonds as collateral; First Foundation has not participated in this program due to our strong liquidity position. 2Q23 • The Fed considered tougher rules for small to mid-size banks. • First Republic’s assets were sold to JP Morgan Chase after being put into receivership. • First Foundation’s deposit outflows stabilized due to the proactive steps First Foundation took to help clients navigate uncertainties and restore confidence. • First Foundation no longer sees a rapid increase in the cost of deposits. • Uninsured deposits total ~13% of deposits, as of May 12, 2023, down from 26% on Dec. 31, 2022.

Copyright © 2023 First Foundation Inc. All Rights Reserved 22 First Foundation Has Offered Depositors Higher Interest Rates Source: FactSet market data, Company filings 1) Peer group can be found in the Company’s definitive proxy statement filed with the SEC on May 15, 2023 Cost of Deposits & Average Loan Yields1 • First Foundation's average cost of deposits has risen dramatically since the Fed began raising rates. • The Company's average loan yield has risen more slowly. • This has compressed First Foundation's net interest margin, especially over the last two quarters. Net Interest Margin 3.17% 3.00% 3.18% 3.10% 2.45% 1.83% 0.00% 1.00% 2.00% 3.00% 4.00% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 3.80% 3.84% 3.86% 4.07% 4.34% 4.54% 0.15% 0.15% 0.28% 0.64% 1.47% 2.38% 0.09% 0.09% 0.10% 0.21% 0.40% 0.77% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Average Loan Yield Average Cost of Deposits - First Foundation Average Cost of Deposits - Peer Median

Copyright © 2023 First Foundation Inc. All Rights Reserved 23 Reduced Net Interest Margin Impacted Results Source: FactSet market data, Company filings 1) See non-GAAP financial measures • Lower net interest margin has decreased the Company's net interest income since 3Q 2022. • In turn, this has resulted in a worse efficiency ratio and a lower return on equity. $62.0 $74.5 $81.8 $87.7 $74.7 $58.8 $- $20.0 $40.0 $60.0 $80.0 $100.0 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Net Interest Income ($ millions) Efficiency Ratio (Left Axis) & Return On Average Tangible Common Equity (Right Axis)1 60.0% 70.9% 13.2% 84.5% 8.8% 3.7% 0.0% 5.0% 10.0% 15.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 3Q22 4Q22 1Q23 Efficiency Ratio ROATCE

Copyright © 2023 First Foundation Inc. All Rights Reserved Actions and Results Amid a difficult period for the financial services industry, our Board and management quickly and proactively took decisive action to protect the strength and stability of the business. 24 Suspended almost all lending activities. Stabilized and grew our deposits, including adding $138 million in total deposits during the period March 31, 2023 to May 12, 2023. Maintained our high underwriting standards, as evidenced by our LTVs of 55.3% for multifamily loans and 54.9% for single-family loans as of May 12, 2023, continuing this same underwriting discipline that helped propel us during the Great Recession. Focused more on adjustable-rate loans to offset some of the pressures of the current rate environment. Decreased our uninsured deposits from 26% as of year-end 2022, to approximately 13% as of May 12, 2023, a much stronger figure than the industry average. Maintained a strong liquidity position, with liquidity at $3.5 billion as of March 31, 2023, including $1.3 billion in cash and securities. Responded aggressively to the Fed’s rate increases by raising our interest rates on deposits; having absorbed that increase, First Foundation no longer sees a rapid increase in the cost of deposits. Re-evaluated every aspect of our business while maintaining client confidence in deposits, liquidity, security portfolios, and risk management. Focused on operational efficiency by reducing costs, saving us $14 million in annualized compensation expense.

Copyright © 2023 First Foundation Inc. All Rights Reserved Table of Contents 25 Executive Summary Business Overview and Strategy Strong Performance Through 2021 Fed Rate Hikes Impacted Results Corporate Governance Practices Our Well-Qualified Board I II III IV V Driver’s Campaign and Nominee VI

Copyright © 2023 First Foundation Inc. All Rights Reserved Our Corporate Governance Practices 26 All directors elected annually Majority voting standard to elect directors Low threshold for stockholders to call special meeting (20%) 1 2 3 Strong stock ownership guidelines for management and directors CEO compensation below peer median 4 5

Healthy Insider Ownership

- **Our management's and directors' large ownership stakes in First Foundation aligns their interests with those of our public stockholders.**
- Their combined stake of 8.3% is more than 13x what Driver owns.
- Our three executive directors each own stakes that are worth multiples of their total 2022 compensation.

Percent of Total Shares Outstanding Beneficially Owned


8.3%
0.6%
All directors and executive officers as a group (13 persons)
Driver Management*

Value of Shares vs. 2022 Total Compensation ($ millions)


Market Value of Shares
FY 2022 Total Compensation
$13.3
$1.0
$8.3
$2.7
$3.9
$0.8
Ulrich Keller
Executive Chairman
Scott Kavanaugh
President and Chief Executive Officer of First Foundation Bank
John Hakopian
FFA President

FIRST FOUNDATION

Copyright © 2023 First Foundation Inc. All Rights Reserved

27

Source: FactSet market data, Company filings
Note: First Foundation ownership data and market value based upon closing prices as of April 25, 2023; Driver Management ownership data reported on Driver Management's proxy filing on May 17, 2023
* This number was calculated by dividing Driver's reported holdings of 354,000 shares (as of filing dated May 17, 2023) by First Foundation's outstanding shares of 56,424,276 (as of April 25, 2023).

Copyright © 2023 First Foundation Inc. All Rights Reserved 28 Executive Compensation Source: FactSet market data, Company filings, Insightia 1) Peer group can be found in the Company’s definitive proxy statement filed with the SEC on May 15, 2023 • In each of the last three years, First Foundation stockholders have overwhelmingly approved the advisory vote on executive compensation ("Say on Pay"). • The Company's total CEO compensation was less than its peer median CEO compensation in 2021 and 2022.1 • The executive management team, in April 2023, agreed to forego its entire cash bonuses for this year. • This is expected to reduce expenses by approximately $3 million. Say on Pay “For”% Vote First Foundation CEO Compensation Compared to Proxy Peer Median1 $2,439,000 $2,684,550 $2,771,441 $3,123,768 2021 2022 First Foundation Inc. Peer median 98.7% 96.9% 97.6% 80.0% 85.0% 90.0% 95.0% 100.0% May 2020 May 2021 May 2022

Copyright © 2023 First Foundation Inc. All Rights Reserved Table of Contents 29 Executive Summary Business Overview and Strategy Strong Performance Through 2021 Fed Rate Hikes Impacted Results Corporate Governance Practices Our Well-Qualified Board I II III IV V Driver’s Campaign and Nominee VI

Copyright © 2023 First Foundation Inc. All Rights Reserved Well-Qualified Board with a Diverse Skillset Skills Matrix 30 Ulrich Keller, Jr. Executive Chairman Scott Kavanaugh CEO & Vice Chairman John Hakopian President and Co-Chief Investment Officer of FFA Max Briggs Lead Independent Director David Lake Elizabeth Pagliarini Mitchell Rosenberg Diane Rubin Jacob Sonenshine Gabriel Vazquez Human Capital Management ✓ ✓ ✓ ✓ ✓ ✓ Strategic Planning and Development ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Legal Operations & Public Policy ✓ ✓ ✓ Regulatory Compliance ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Risk Management ✓ ✓ ✓ ✓ ✓ ✓ Business Operations and Cybersecurity ✓ ✓ ✓ ✓ M&A/Capital Markets ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Financial and Capital Planning ✓ ✓ ✓ ✓ ✓ ✓ ✓ Wealth Management ✓ ✓ ✓ ✓ ✓ Real Estate ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Accounting & Audit ✓ ✓ ✓ ✓ ✓ ✓ Community Engagement ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Senior Executive Experience ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Regional Banking and Financial Services ✓ ✓ ✓ ✓ ✓ ✓ ✓

Copyright © 2023 First Foundation Inc. All Rights Reserved Our Focus on Continued Board Refreshment 31 Mr. Vazquez was appointed to our Board of Directors in April 2023, bringing our number of directors up to 10. He is the Vice President and Associate General The newest addition to our Board: Gabriel Vazquez Counsel for Operations for Vistra Corp. (“Vistra”) (NYSE: VST), a leading Fortune 500 integrated power company based in Irving, Texas. In addition to managing and supporting the legal operations of Vistra and its national retail energy businesses, Mr. Vazquez oversees the legal department’s operations (including fiscal reporting and department project planning), and also facilitates the execution of Vistra’s enterprise crisis management program. His exceptional legal, financial, and operating acumen bring great value to our Board. Our Annually Elected Directors Embody Corporate Governance Best Practices What Mr. Vazquez brings to our Board: • Senior leadership in a large, highly-regulated and publicly-traded business • Unique skillsets in legal operations & public policy, regulatory compliance, crisis management, business operations and cybersecurity, plus M&A and capital markets • Strong community presence given his service on the Board of Trustees and on the Executive Committee of the Dallas Bar Foundation as the current Secretary-Treasurer. He also serves on the non-profit board of the Jesuit College Preparatory School of Dallas Foundation Inc. as a trustee and as a member of the Development Committee, and he is president of the Alumni Board

Copyright © 2023 First Foundation Inc. All Rights Reserved • One of the founders of the Company • Former CEO of the Company from 2007 to 2009; Former CEO of FFA from 1990 to December 2009 • Played a key role in the development and successful implementation of our business strategy and expansion • Mr. Keller brings to the Board considerable knowledge and valuable insights about the wealth management and investment advisory business and the Southern California financial services market • CEO since 2009 and President since 2022; COO from June 2007 to December 2009; Vice Chairman since 2007 and Chairman of the Board of First Foundation Bank • Founding stockholder, Executive Vice President, Chief Administrative Officer and Board member at Commercial Capital Bancorp • Is a longstanding member of multiple public and private company boards • Mr. Kavanaugh’s extensive experience as an executive officer of banks and other financial services organizations, combined with his experience as a director of both public and private companies, makes him uniquely qualified to serve as a member of our Board Selected Board Members Ulrich Keller, Jr., CFP Chairman of the Board Scott Kavanaugh President and Chief Executive Officer 32

Copyright © 2023 First Foundation Inc. All Rights Reserved Selected Board Members • President of FFA since 2009 where it has grown steadily under his leadership and has remained at $5.2B AUM this year despite market disruption • One of the founders of FFA when it began its operations as a fee-based investment advisor and helped raise capital for years until the Company’s listing on Nasdaq • Served as Executive Vice President and Co- Portfolio Manager of FFA • Mr. Hakopian’s extensive knowledge of the Company’s wealth management and investment advisory business makes him a valuable member of the Board who is able to provide outside Board members with insight into the operations and risks of that business John Hakopian President and Co-Chief Investment Officer of FFA • More than 44 years in accounting and accounting industry and practice oversight roles • Appointed by the Public Company Accounting Oversight Board (PCAOB) to the Emerging Issues Advisory Group • Former Vice Chair of the Board of Trustees on the Financial Accounting Foundation, the organization responsible for the oversight, administration and appointment of the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board • Former member of the Private Company Council, an advisory board that works with FASB to determine possible alternatives within GAAP for private companies • Experience in financial accounting, audit and tax roles with insurance, technology, and banking firms Diane Rubin, CPA Independent Director 33

Copyright © 2023 First Foundation Inc. All Rights Reserved Table of Contents 34 Executive Summary Business Overview and Strategy Strong Performance Through 2021 Fed Rate Hikes Impacted Results Corporate Governance Practices Our Well-Qualified Board I II III IV V Driver’s Campaign and Nominee VI

Copyright © 2023 First Foundation Inc. All Rights Reserved Driver's Actions Suggest it Was Seeking a Fight Driver never attempted to constructively engage with the Company prior to filing its nomination notice 35 CEO Scott Kavanaugh spoke with Abbott Cooper of Driver. When Mr. Kavanaugh refused Driver's request to discuss settlement, Mr. Cooper hung up, less than one minute into the phone call. • First Foundation asked on several occasions to interview Driver’s nominees, to learn more about their experiences and qualifications and to ascertain how they might be additive to our current Board. Driver refused our interview requests on the nominees’ behalf. • Our due diligence of Driver’s nominees discovered two major omissions in Driver’s nomination materials despite our nomination questionnaire requesting such disclosure: • Ms. Ball’s current employment as Chief Product Officer of Grata, an online recognition platform; and • That Ms. Ball and Ms. Flores were friends and business partners with commingled interests, compromising the integrity of the Board. • As a result of the above omissions and others, First Foundation rejected the nominations of both Ms. Ball and Ms. Flores. • Later that day, Ms. Flores withdrew her candidacy. DEC 2022 JAN 2023 7 MAR 2023 25 APR 2023 26 APR 2023 Driver nominated two directors, Allison Ball and Lila Flores, to our Board. • Driver did not attempt to constructively engage with the Company prior to filing the nomination notice. Driver filed a lawsuit, seeking a declaration that Driver’s nomination notice was valid. First Foundation and Driver settled the litigation to avoid a costly legal fight, and First Foundation entered into an agreement to recognize Ms. Ball’s nomination. First Foundation announced the nomination of Gabriel Vazquez as a newly appointed independent director.

Copyright © 2023 First Foundation Inc. All Rights Reserved Driver's Nominee is Inexperienced and Unqualified Allison Ball lacks the relevant skills and experience to sit on First Foundation's Board 36 Ms. Ball is a tech investor with no experience or demonstrated interest in regional banks • Ms. Ball has worked for tech companies, or as an investor in tech companies, for the majority of her career. • Ms. Ball has no executive-level experience leading teams in a highly-regulated industry or relevant sector. • Ms. Ball has no commercial banking, legal or regulatory, lending, or risk management experience. No relevant skills or experience • The undisclosed executive role of Ms. Ball at Grata and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information. • These items call into question Ms. Ball’s willingness to be fully transparent about her business interests and potential conflicts. Transparency is critical for directors of a publicly traded company, who owe a fiduciary duty to stockholders and are required by law to disclose conflicts of interest. A concerning level of red flags and omissions • There is nothing in Ms. Ball’s qualifications or experience that leads us to believe that she would drive value for our stockholders. • Driver is suggesting that First Foundation remove a skilled, tenured, and valuable member of our Board who leads FFA, and has a record of driving shareholder value. • First Foundation does not believe that Ms. Ball can offer anything incremental to our current Board or effect any of the changes laid out in Driver’s proxy statement. Not additive to stockholder value Source: Driver’s proxy filings.

Copyright © 2023 First Foundation Inc. All Rights Reserved Driver’s Nominee is Not the Right Fit First Foundation would lose integral board value and Ms. Ball may disrupt the execution of our strategy at this critical time 37 Allison Ball John Hakopian No experience leading in a highly regulated business Experienced leader of our private wealth management business overseeing the vision, strategy, operations and development of investment management services for the Company No executive experience in relevant industries One of the founders of FFA in 1990 and President since 2009, has served as Executive Vice President and Co-Portfolio Manager No skills, business acumen or familiarity with the rules and regulations required to govern a financial institution Extensive knowledge of the Company’s wealth management and investment advisory business with exceptional interpersonal skills and an ability to emphasize clients’ core needs Ms. Ball failed to disclose current and prior business dealings in her director nominee questionnaire High professional and personal ethics, values and integrity proven by decades of experience within First Foundation Owns no FFWM stock, a requirement of our Board Personally owns almost twice as much FFWM stock as Driver1 Source: Driver’s proxy filings. 1) Calculated by dividing John Hakopian’s ownership 656,366 shares (as of proxy statement dated April 25, 2023) by Driver’s reported beneficial ownership of 354,000 shares (as of filing dated May 17, 2023)

Copyright © 2023 First Foundation Inc. All Rights Reserved Driver’s Candidate is Unprepared to Meet Driver’s Goals Driver says their nominee will seek to increase stockholder value through more efficient capital allocation, better aligning of the interests between Board, management and stockholders, and an increased focus on total stockholder return. 38 Driver’s reasons for the Solicitation Qualifications necessary for the change Allison Ball’s Background “Overhaul inadequate risk management policies and practices” • Risk Management • No risk management expertise, especially in banking or financial services “Strengthen the Board’s oversight of FFWM’s management team in order to prevent occurrences like the departures of FFWM’s president, chief financial officer and chief operating officer in rapid succession during a less than four-week period” • Senior Executive experience • Experience as a member of a public company’s Board of Directors • Human Capital Management • No senior executive experience • Has never been a member of a public company’s Board of Directors • Ms. Ball’s experience as an Investment Partner does not qualify her to oversee a management team “Institute a comprehensive review of FFWM’s business strategy in light of rapidly changing economic, financial and monetary conditions.” • Strategic Planning and Development • Regulatory Compliance • Regional Banking Management Experience • Ms. Ball has no experience with regional banks, and it remains unclear what she could bring to our strategic review Source: Driver’s proxy filings.

Copyright © 2023 First Foundation Inc. All Rights Reserved Key Conclusions 39 From First Foundation’s Nasdaq listing in November 2014 through March 2022, when the Fed began aggressively raising interest rates, First Foundation's stock price outperformed the Russell 2000 Index and the KBW Nasdaq Regional Bank Index, reflecting excellent operating results. Our Board quickly and proactively took decisive action to protect the strength and stability of our business amid the rising rate environment. Our experienced, diverse, and qualified Board is well-suited to continue overseeing the execution of our strategy. We have the proven ability to recruit and retain top-tier directors who can drive value for stockholders. Driver’s candidate lacks the experience and qualifications required of a director of a publicly-traded, highly regulated financial services institution. 1 2 3 4

Copyright © 2023 First Foundation Inc. All Rights Reserved Appendix A

Highly Accomplished Board



Ulrich Keller, Jr., CFP
Chairman of the Board

- One of the founders of the Company
- Former CEO of the Company from 2007 to 2009; Former CEO of FFA from 1990 to December 2009
- Played a key role in the development and successful implementation of our business strategy and expansion



Scott Kavanaugh
President and Chief Executive Officer

- CEO since 2009 and President since 2022; COO from June 2007 to December 2009; Vice Chairman since 2007
- Founding stockholder, Executive Vice President, Chief Administrative Officer at Commercial Capital Bancorp
- Has been a member of multiple public and private company boards



John Hakopian
President and Co-Chief Investment Officer of FFA

- President of FFA since 2009 and a member of our Board since 2007
- One of the founders of FFA when it began its operations as a fee-based investment advisor
- Has served as Executive Vice President and Co-Portfolio Manager of FFA



Max Briggs, CFP
Lead Independent Director

- President and CEO of FLC Capital Advisors, a wealth management firm
- Former Chairman of the Board of Desert Commercial Bank ("DCB")
- Elected FFWM director following the Company's 2012 acquisition of DCB
- Previously CEO of Franklin Loan Center, a mortgage banking company



David Lake
Independent Director

- CEO of and co-founder of 4EARTH Farms, Inc., a grower and value-added produce company
- Former Chairman of the board of PBB Bancorp since its formation in 2014
- Served on the board for PBB Bancorp until the 2018 acquisition of PBB Bancorp by the Company



Elizabeth Pagliarini
Independent Director

- CFO, Treasurer, and COO of Summit Healthcare REIT, Inc.
- Prior chief compliance officer and FINOP (financial and operations principal) and as a principal at a securities litigation and financial consulting firm
- Experience in finance, accounting, operations, compliance, securities litigation and executive management



Mitchell Rosenberg, Ph.D
Independent Director

- President and founder of the consulting firm of M. M. Rosenberg & Associates
- Former CEO for The Picerne Group and Executive Vice President and Director of Business Services for Ameriquest Capital
- Directed the Human Resource and Organizational Development functions for multiple banks



Diane Rubin, CPA
Independent Director

- More than 44 years in accounting and accounting industry and practice oversight roles
- Member of the PCAOB Standards and Emerging Issues Advisory Group
- Former member of the FASB Private Company Council
- Experience in financial accounting roles with insurance, technology and banking firms



Jacob Sonenshine, J.D., CFA
Independent Director

- President of Prell Restaurant Group, an operator of fast casual restaurants
- Former President and COO of Professionals Retirement Strategy
- President and co-founder of RSM EquiCo, an investment bank specializing in mergers and acquisitions of privately-held middle market companies



Gabriel Vazquez
Independent Director

- Vice President and Associate General Counsel for Operations for Vistra Corp, a Fortune 500 integrated power company
- Oversees the legal department's operations Facilitates enterprise crisis management
- Previously a corporate attorney and in private practice
- Senior leader in a large, highly-regulated and publicly-traded business

FIRST FOUNDATION

Copyright © 2023 First Foundation Inc. All Rights Reserved

41

Copyright © 2023 First Foundation Inc. All Rights Reserved Board Committee Memberships 42 Background Committee Membership Board Member Member Since Independent Compensation Audit Nominating & Corporate Governance Ulrich Keller, Jr. Executive Chairman 2007 Scott Kavanaugh CEO & Vice Chairman 2007 John Hakopian President and Co-Chief Investment Officer of FFA 2007 Max Briggs Lead Independent Director 2012 ✓ ✓ ✓ David Lake 2018 ✓ ✓ Elizabeth Pagliarini 2019 ✓ ✓ ✓ ✓ Mitchell Rosenberg 2007 ✓ Chair Chair Diane Rubin 2019 ✓ ✓ Chair Jacob Sonenshine 2007 ✓ ✓ ✓ Gabriel Vazquez 2023 ✓ Our Independent Board Members have the Experience and Qualifications needed to govern our Business

Copyright © 2023 First Foundation Inc. All Rights Reserved Appendix B

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Financial Measures 44 Use of Non-GAAP Financial Measures This presentation contains both financial measures in accordance with GAAP, as well as certain non-GAAP measures (including non-GAAP return on average tangible common equity, non-GAAP financial ratios, and non-GAAP tangible book value) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. In the following, we have provided a reconciliation of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this report, or a reconciliation of the non-GAAP calculation of the financial measure.

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Return on Average Tangible Common Equity (ROATCE) 45 (1) Annualized adjusted net income available to common shareholders divided by average tangible common equity Return on average tangible common equity was calculated by excluding average goodwill and intangibles assets from the average shareholders’ equity during the associated periods. Adjusted net income available to common shareholders includes various adjustments to net income and the associated tax effect of those adjustments during the associated periods. Adjusted return on average assets represents adjusted net income available to common shareholders divided by average total assets. The table below provides a reconciliation of the GAAP measure of return on average equity to the non-GAAP measure of return on average tangible common equity. The table below also provides a reconciliation of the GAAP measure of return on average assets to the non-GAAP measure of adjusted return on average assets:

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Efficiency Ratio 46 Efficiency ratio is a non-GAAP financial measurement determined by methods other than in accordance with U.S. GAAP. This figure represents the ratio of adjusted noninterest expense to adjusted revenue. The table below provides a calculation of the non-GAAP measure of efficiency ratio:

Copyright © 2023 First Foundation Inc. All Rights Reserved Non-GAAP Tangible Book Value 47 Tangible book value per share is calculated by dividing tangible common equity by basic common shares outstanding, as compared to book value per share, which is calculated by dividing shareholders' equity by basic common shares outstanding. The table below provides a reconciliation of the GAAP measure of book value per share to the non-GAAP measure of tangible book value per share: 1) Not adjusted for 2-1 stock split effective January 2017

On June 9, 2023, the Company made an update to its website (www.truthfirstfoundationinc.com) in connection with the Company’s 2023 Annual Meeting of Stockholders, providing for access to the Investor Presentation on its website. The updated web page can be found below.

The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. Investor Presentation PRIVATE WEALTH MANAGEMENT ! PERSONAL BANKING ! BUSINESS BANKING Our Commitment to Stockholder Value June 2023 1 of 2 Page Width Download News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 PRESS RELEASES First Foundation Announces Litigation Settlement with Driver Management 04/28/2023 MEDIA COVERAGE First Foundation Accused of Gamesmanship to Beat Board Fight 03/08/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. Investor Presentation PRIVATE WEALTH MANAGEMENT ! PERSONAL BANKING ! BUSINESS BANKING Our Commitment to Stockholder Value June 2023 1 of 2 Page Width Download News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 PRESS RELEASES First Foundation Announces Litigation Settlement with Driver Management 04/28/2023 MEDIA COVERAGE First Foundation Accused of Gamesmanship to Beat Board Fight 03/08/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders 05/31/2023 PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. Investor Presentation PRIVATE WEALTH MANAGEMENT ! PERSONAL BANKING ! BUSINESS BANKING Our Commitment to Stockholder Value June 2023 1 of 2 Page Width Download News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 PRESS RELEASES First Foundation Announces Litigation Settlement with Driver Management 04/28/2023 MEDIA COVERAGE First Foundation Accused of Gamesmanship to Beat Board Fight 03/08/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. Investor Presentation PRIVATE WEALTH MANAGEMENT ! PERSONAL BANKING ! BUSINESS BANKING Our Commitment to Stockholder Value June 2023 1 of 2 Page Width Download News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 PRESS RELEASES First Foundation Announces Litigation Settlement with Driver Management 04/28/2023 MEDIA COVERAGE First Foundation Accused of Gamesmanship to Beat Board Fight 03/08/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media " The Truth About Driver’s Careless Campaign Against First Foundation Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: Bullies of Banking – Public Citizen), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful e!ort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver’s campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today’s challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver’s demonstrated intention to distract us from that mission. Our Position First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball’s: If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this di"cult moment for regional banks and maintaining our status as a partner of choice for clients. We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation. lack of experience leading a highly regulated business; lack of executive or board of directors’ experience in any relevant industry; lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners. News & Media Read about how we have pushed back against Driver’s baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management. PRESS RELEASES First Foundation Highlights Board’s Response to Economic Environment in Letter to Stockholders 05/31/2023 PRESS RELEASES First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders 05/15/2023 MEDIA COVERAGE First Foundation Has Board Deal With Driver, Ending Court Fight 04/28/2023 MEDIA COVERAGE First Foundation Reaches Deal With Activist 04/28/2023 ALL NEWS & INSIGHTS Meet the Board Meet First Foundation’s Established Board Of Directors. Learn More Background on Driver Management and its Director Nominee Read about Driver Management’s Attempts at Showboating Activism and Allison Ball’s Missteps Learn More ! " # $ All rights reserved © firstfoundation 2023 Homepage Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media Press Releases Media Coverage SEC Filings Privacy Policy Terms Of Use Disclaimer ! Timeline Board of Directors Driver & Nominee Background How to Vote FAQs News & Media "

Forward-Looking Statements

The above materials include forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in these materials are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in these materials and could cause us to make changes to our future plans.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of these materials to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in these materials, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in the above materials or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.ff-inc.com.